Exhibit 99.1

U.S. GoldMining Advances 2025 Exploration Program
Targeting Continued Growth at the District Scale Whistler Gold-Copper Project, Alaska

Anchorage, Alaska – August 27, 2025 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to announce that it is well underway with exploration at its 100% owned Whistler Gold-Copper Project (the “Whistler Project” or “Project”) for the 2025 field season in Alaska. The program is focused on targeting continued growth through developing new drill targets at the Whistler Orbit and Muddy Creek prospect areas. The Company is also delighted to have recently hosted United States Senator Lisa Murkowski on a visit to the Project on August 21, 2025.

2025 Project Advancements:

●	The Company’s 2025 exploration focus is more expansive in area and exploration methodology than previous seasons, which focused on drilling to delineate and grow the Whistler deposit mineral resource. Current exploration adds the supplementary objective of developing a pipeline of exploration targets at the district-scale, with the aim of expanding the projects resource base through follow-up exploration campaigns.

◌	The 2025 exploration program (the “Program”) launched recently with systematic ‘scout’ drilling over the Whistler – Raintree mineral system, also referred to as the ‘Whistler Orbit’, a classic ‘porphyry cluster’ spread over an area of approximately 5 x 5 km and containing multiple mapped and interpreted porphyry intrusions, including the established Whistler and Raintree West gold-copper deposits.

◌	Follow-up mapping and sampling of the Muddy Creek mineral system has also commenced, which comprises a large gold-in-soil geochemical footprint over an area of approximately 6 x 4 km with an intrusion-related gold geochemical signature.

●	U.S. GoldMining was delighted to welcome United States Senator from Alaska, Lisa Murkowski, to the Project on August 21, 2025. The Senator’s visit further underlines the strong political interest for responsible resource development in the West Susitna Mineral District. See Figure 1.

●	The Company continues to advance its previously announced initial assessment study (“PEA”) for the Project (see news release dated June 9, 2025) with the objective of defining a potential economic base-case mining opportunity.

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “We’re excited to have launched our 2025 exploration campaign that will explore multiple targets across our mineral district-scale Whistler Project land package. As we work in parallel to advance the PEA over the existing mineral resources, the Program will build upon the geological advances made in 2023 and 2024 with the objective of developing a pipeline of targets for potential future discoveries that will underpin growth opportunities for the Project. I want to commend our field teams for achieving startup of the 2025 exploration program safely and on schedule. We look forward to providing further Project updates on progress and results from our 2025 exploration program as results become available.

Furthermore, I’d like to express on behalf of the Company our gratitude to Senator Murkowski for taking time out of her busy schedule to visit the Project. It was exciting to share our vision for the advancement and continued growth of Whistler, and we’re delighted to have a potential advocate for Whistler and the broader West Susitna Mineral District in Washington D.C. As we advance our proposed PEA and execute on our 2025 exploration program, we remain committed to working collaboratively with all levels of government, regulatory agencies and other stakeholders in support of both the West Susitna Access Project and the long-term development of the Whistler Project.”

2025 Whistler Exploration Program Details

The Company recently mobilized field teams to the Project, commencing with camp opening and drill pad clearing, followed by mobilization of scout drilling equipment. The scout drilling program over the Whistler Orbit target area (see Figure 2) first commenced at the ‘Big White’ target area located north of Whistler Deposit and will transition to several additional targets in the coming weeks. The program comprises shallow ‘base of till / top of bedrock’ auger drilling, utilizing a small mobile ‘shock auger’ drill which specializes in penetrating unconsolidated till deposits to rapidly and cost effectively test multiple near surface target areas. The objective of this drilling is to vector towards fertile porphyry intrusions and define future deeper follow-up drill targets, likely for drill testing in 2026. The Company has defined over 25 individual potential exploration targets within the Whistler – Raintree mineral system (see news release dated May 27, 2025) comprising geophysical signatures similar to the known Whistler deposit.

At the Muddy Creek target area, historic exploration included reconnaissance rock chip sampling which returned 73 samples that assayed >1 gram per tonne gold (“g/t Au”), including 20 samples which assayed >10 g/t Au, and peak values of 111.50 g/t Au, 69.13 g/t Au and 56.6 g/t Au (see news release dated June 16, 2025). Follow-up sampling and mapping in 2025 will aim to define zones of higher density quartz veining and develop geochemical pathfinders to stronger bedrock mineralization, with the overall objective to define targets for a future follow-up drilling program.

Figure 1 U.S. GoldMining CEO Tim Smith (left) with U.S. Senator Lisa Murkowski (second from left) at the Whistler Gold-Copper Project, alongside Project Geologists Cooper Campbell (second from right) and Evan Margerum (right), August 21, 2025.

510,000 mE
520,000 mE
6,880,000 mN
6,870,000 mN
6,860,000 mN
6,850,000 mN
N
Whistler – Raintree Mineral System
Korbel
Mammoth
Raintree North
Big White
Raintree East
Whistler Deposit
Raintree Deposit
Sunbowl
Hotfoot
Whistler Camp
Rainmaker
Legend
Property
Deposit
Au Target
District Au Deposit
U.S. GOLDMINING
EXPLORATION TARGETS
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System: NAD 1983 UTM Zone 05N
Contact Zone
Muddy Creek
Arsenoknob
Muddy Creek Mineral System
Howell Zone
Cirque Zone
RPM
Island Mountain Mineral System
Island Mtn Deposit
Super Conductor
5 km

Figure 2 The Whistler Project, containing three gold ± copper ± silver mineral systems: Whistler – Raintree, which contains the existing Whistler and Raintree deposits; Island Mountain which contains the namesake gold deposit and several additional undrilled targets; and Muddy Creek which contains potential for discovery of an intrusive related gold system.

Technical Information

For further information regarding the Project and the mineral resource estimates referenced herein, refer to the technical report summary titled “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, and the technical report titled “NI 43-101 2024 Updated Mineral Resource Estimate for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, available under the Company’s respective profiles at www.sec.gov and www.sedarplus.ca.

Tim Smith, P.Geo., Chief Executive Officer of U.S. GoldMining, has supervised the preparation of this news release and has reviewed and approved the scientific and technical information contained herein. Mr. Smith is a “qualified person” as defined in Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska Mining claims totaling approximately 53,700 acres (217.5 square kilometers). The Whistler Project Mineral Resource Estimate comprises 294 Mt at 0.68 g/t AuEq for 6.48 Moz AuEq Indicated, plus 198 Mt at 0.65 g/t AuEq for 4.16 Moz AuEq Inferred.

Visit www.usgoldmining.us for more information, including high resolution figures.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s expectations regarding the Project, its planned exploration program and PEA and the Project’s exploration potential. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of future exploration may not confirm expectations, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at.www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.